UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 8, 2021

Date of Report (Date of earliest event reported)

OmniLit Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41034	87-0816957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Lincoln Road, Suite 500 Miami Beach, FL	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 894-5238

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	OLIT	The Nasdaq Stock Market LLC
Warrants	OLITW	The Nasdaq Stock Market LLC
Units	OLITU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2021, the registration statement (File No. 333-260090) (the “Registration Statement”) relating to the initial public offering (“IPO”) of OmniLit Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated November 8, 2021, by and between the Company and Imperial Capital, LLC;

●	A Warrant Agreement, dated November 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Letter Agreement, dated November 8, 2021, by and between the Company’s officers, directors and shareholders;

●	An Investment Management Trust Agreement, dated November 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated November 8, 2021, by and among the Company and the initial shareholders of the Company;

●	A Private Placement Warrants Purchase Agreement, dated November 8, 2021, by and between the Company, OmniLit Sponsor, LLC, Imperial Capital, LLC, and I-Bankers Securities, Inc.; and

●	Indemnity Agreements, dated November 8, 2021, by and among the Company and the directors and officers of the Company.

On November 12, 2021, the Company consummated the IPO of 14,375,000 units (the “Units”), including 1,875,000 Units pursuant to the full exercise of the underwriter’s over-allotment option described below. Each Unit consists of one share of Class A common stock, $0.0001 par value (“Common Stock”), and one-half of a redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Common Stock at any time commencing 30 days after the consummation of an initial business combination (each a “Warrant”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $143,750,000. The Company granted the underwriters a 45-day option to purchase up to 1,875,000 additional Units to cover over-allotments, if any, which the underwriters exercised in full.

As of November 12, 2021, a total of $146,625,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of November 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with OmniLit Sponsor, LLC, Imperial Capital, LLC, and I-Bankers Securities of 6,920,500 warrants (the “Private Warrants”), generating total proceeds of $6,920,500.

The Private Warrants are identical to the Warrants sold as part of the public Units in the IPO. Additionally, such initial purchasers agreed not to transfer, assign or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days following the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events.

As of November 12, 2021, a total of $ 146,625,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

On November 12, 2021, the Company issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 8, 2021, by and between the Company and Maxim Group LLC

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated November 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated November 8, 2021, by and between the Company’s officers, directors and certain shareholders

10.2	Investment Management Trust Agreement, dated November 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated November 8, 2021, by and among the Company and the initial shareholders of the Company

10.4	Private Placement Warrants Purchase Agreement, dated November 8, 2021, by and between the Company, OmniLit Sponsor, LLC, Imperial Capital, LLC, and I-Bankers Securities, Inc.

10.5	Indemnity Agreements, dated November 8, 2021, by and among the Company and Al Kapoor

10.6	Indemnity Agreements, dated November 8, 2021, by and among the Company and Brian F. Hughes

10.7	Indemnity Agreements, dated November 8, 2021, by and among the Company and Skylar M. Jacobs

10.8	Indemnity Agreements, dated November 8, 2021, by and among the Company and James M. Jenkins

10.9	Indemnity Agreements, dated November 8, 2021, by and among the Company and Robert O. Nelson II

10.10	Indemnity Agreements, dated November 8, 2021, by and among the Company and Mark D. Norman

10.11	Indemnity Agreements, dated November 8, 2021, by and among the Company and Kent R. Weldon

99.1	Press release, dated November 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2021

OMNILIT ACQUISITION CORP.

By:	/s/ Al Kapoor
Name:	Al Kapoor
Title:	Chief Executive Officer